Exhibit 99.1

Biostar Pharmaceuticals, Inc. Expects 2013 Yearly Revenue Growth above 20% with Break Even Operating Results as Compared With Last Year’s USD$21.8 million loss from operations

XIANYANG, China, February 20, 2014 –Biostar Pharmaceuticals, Inc. (NASDAQ: BSPM) ("Biostar" or "the Company"), a PRC-based manufacturer and marketer of pharmaceutical and health supplement products in China for a variety of diseases and conditions, today announced that its preliminary estimate that, based on the Company’s current review of the last fiscal year’s results, its 2013 revenue growth is expected to exceed by 20% year over year while the Company expects to achieve breakeven or slightly profitable operating results as compared with a nearly USD$21.8 million loss from operations in 2012.  The Company is currently working with its auditors and will report the audited 2013 year-end financial result following SEC requirement.

The Company cautions shareholders and potential investors in the Company’s securities that the Company’s independent public accountants, have not audited or reviewed the above referenced amounts and that such financial information is subject to further analysis and independent review. These results are preliminary and are subject to change, possibly material in nature, following completion of the audit for the year ended December 31, 2013.

About Biostar Pharmaceuticals, Inc.

Biostar Pharmaceuticals, Inc., through its wholly owned subsidiary and controlled affiliate in China, develops, manufactures and markets pharmaceutical and health supplement products for a variety of diseases and conditions. The Company's most popular product is its Xin Aoxing Oleanolic Acid Capsule, an over-the-counter medicine for chronic Hepatitis B, a disease affecting approximately 10% of the Chinese population. For more information please visit: http://www.biostarpharmaceuticals.com.

Safe Harbor Relating to the Forward-Looking Statements

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and similar expressions to identify forward-looking statements in this press release, including forward-looking statements. Undue reliance should not be placed on forward-looking information. Forward-looking information is based on current expectations, estimates and projections that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Biostar and described in the forward-looking information contained in this news release. These results are preliminary and are subject to change, possibly material in nature, following completion of the audit for the year ended December 31, 2013.  The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the Company's ability to achieve the projected sales in the recently opened sales offices, to complete the contemplated clinical trials and capitalize on such opportunities, the Company's ability to recover its sales and revenue for the gel capsule segment of its business, the state of consumer confidence and market demand or the Company's products, success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our most recent Annual Report on Form 10-K for the year ended December 31, 2012, and other subsequent filings. These filings are available at www.sec.gov.  We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

For more information contact:
Biostar Pharmaceuticals, Inc.
Ally Gong
Tel: +86-29-3368-6638
Email: office@aoxing-group.com